Exhibit 2.d


               TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                          SHARES OF BENEFICIAL INTEREST
                                 PAR VALUE $.01
                                    PER SHARE



                         MANDATORY COMMON EXCHANGE TRUST

                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                         MANDATORY COMMON EXCHANGE TRUST

transferable on the books of the Trust by the holder hereto in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of beneficial interest represented hereby are issued and shall be subject to all the provisions of the Declaration of Trust and ByLaws of the Trust, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
  THE BANK OF NEW YORK

(New York, New York)                                      Trustee
                  TRANSFER AGENT
                  AND REGISTRAR
BY

                  AUTHORIZED SIGNATURE


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Page 2


                         MANDATORY COMMON EXCHANGE TRUST

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   -  as tenants in common           UNIF GIFT MIN ACT________ Custodian________
                                                              (Cust)            (Minor)
TEN ENT   -  as tenants by the entireties                 under Uniform Gifts to Minors

JT TEN    -  as joint tenants with right                  Act__________________________
             of survivorship and not as                                 (State)
             tenants in common

                  Additional abbreviations may also be used though not in the above list.

                  For value Received, ______________________ hereby sell, assign and transfer unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________


                                              __________________________________